SFS Series Trust

Hercules Fund

(NFLHX)

Supplement dated September 9, 2021
to the Prospectus and Statement of Additional Information (“SAI”),

each dated December 15, 2020

The Board of Trustees (the “Board”) of SFS Series Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Hercules Fund (the “Fund”), which became effective on September 7, 2021. The Fund is expected to liquidate on or about September 15, 2021 (the “Liquidation Date”).

Effective September 7, 2021, the Fund was closed to new and subsequent investments. Until the Liquidation Date, Fund shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Fund between September 7, 2021 and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between September 7, 2021 and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-(855) 644-3444.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-(855) 644-3444.